UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 30, 2026

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4438 W. Lovers Lane, Unit 100, Dallas, TX	75209
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 606-4117

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE
Common Stock, $0.01 par value	UAMY	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

As previously reported, on May 4, 2026, Shawn P. Winkler was appointed as the Interim Chief Financial Officer of United States Antimony Corporation (the “Company”). Effective as of September 30, 2026 (the “Effective Date”), the Board has appointed Mr. Winkler as Senior Vice President and Chief Financial Officer of the Company on a permanent basis. In connection with the appointment, Richard R. Isaak will cease to be the Senior Vice President and Chief Financial Officer of the Company as of the Effective Date. In addition, the Board terminated Mr. Isaak’s employment with the Company, without cause, effective as of the Effective Date. Mr. Isaak’s termination was not related to the Company’s financial or operating results or to any disagreements or concerns regarding the Company’s financial or reporting practices. The Company thanks Mr. Isaak for his service and contributions to the Company.

Prior to joining the Company, Mr. Winkler served as Chief Financial Officer of Burrow Global, a Texas-based full-service engineering, procurement, and construction firm serving the energy industry. Before his tenure at Burrow Global, Mr. Winkler spent 15 years as an investment banker at BMO Capital Markets and Deutsche Bank Securities, advising public and private clients in the natural resources sector on more than $10 billion of M&A transactions. He led capital raises across the full capital structure including IPOs, follow-on equity, high-yield and convertible notes, bank and institutional loans, and acquisition financing. Mr. Winkler holds an MBA from Rice University’s Jones Graduate School of Management, where he was named a Jones Scholar, and a Bachelor of Arts in Economics, Managerial Studies, and Policy Studies, also from Rice University.

There are no arrangements or understandings between Mr. Winkler and any other persons pursuant to which he was appointed as Chief Financial Officer of the Company. There are no family relationships between Mr. Winkler and any director or executive officer of the Company, and there are no transactions between Mr. Winkler and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated:	October 2, 2026	By:	/s/Gary C. Evans
Gary C. Evans
Chief Executive Officer